UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

November 10, 2004

SWS GROUP, INC.

(Exact name of registrant as specified in charter)

Delaware	0-19483	75-2040825
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1201 Elm Street, Suite 3500

Dallas, Texas 75270

(Address of principal executive offices and zip code)

(214) 859-1800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01 Entry into a Material Definitive Agreement

On November 10, 2004, the 2005 Deferred Compensation Plan (the “Plan”) was approved by a majority of our stockholders at our annual meeting.

A description and summary of the Plan can be found in our Notice of Annual Meeting and Proxy Statement filed October 6, 2004 under “Proposal Two Approval of the 2005 Deferred Compensation Plan” and is incorporated herein by reference. A copy of the Plan can be found in Appendix A of our Notice of Annual Meeting and Proxy Statement filed October 6, 2004. A copy of the form of Plan Agreement and form of Election Form related to the Plan are each filed herewith.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b.) Departure of a Member of the Board of Directors.

Effective November 11, 2004, J. Jan Collmer has resigned as a member of SWS’ Board of Directors.

(c.) Appointment of Principal Officer.

Effective November 10, 2004, James H. Ross has been elected to the position of Executive Vice President of SWS Group, Inc. Mr. Ross does not have an employment agreement with SWS or Southwest Securities, Inc. (“Southwest Securities”).

Mr. Ross, age 55, was elected Executive Vice President of SWS effective November 10, 2004. Mr. Ross was appointed the Director of the Private Client Group at Southwest Securities, Inc. and Chief Executive Officer of SWS Financial Services, Inc. effective March 9, 2004. Mr. Ross came to Southwest Securities January 5, 2004, to head the Private Client Group’s brokerage office in downtown Dallas. Prior to coming to Southwest Securities, Mr. Ross was with UBS Pain Webber, where, from May 1998 to December 2003, Mr. Ross held various positions from financial advisor to branch manager. He began his securities industry career in 1975. He holds a degree in economics from Oklahoma City University where he also studied finance as a postgraduate student.

Mr. Ross has not engaged in any transactions with SWS or Southwest Securities.

Mr. Ross does not have a family relationship with any other officer or director of SWS or Southwest Securities.

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Item 9.01(c) Exhibits.

Exhibit 3.2	SWS Group, Inc. Restated By-Laws

Exhibit 10.15	SWS Group, Inc. 2005 Deferred Compensation Plan incorporated by reference to Appendix A to the Registrant’s Proxy Statement filed October 6, 2004

Exhibit 10.16	Form of Plan Agreement for the SWS Group, Inc. 2005 Deferred Compensation Plan

Exhibit 10.17	Form of Election Form for the SWS Group, Inc. 2005 Deferred Compensation Plan

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SWS GROUP, INC.

Date: November 12, 2004	By:	/s/ Kenneth R. Hanks
Kenneth R. Hanks
Executive Vice President, Chief Financial Officer and Treasurer

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